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               AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT

      AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT, dated May 12, 1997, made by SPRINGDALE FASHIONS, INC., a Delaware corporation, TORTONI MANUFACTURING CORP., a Delaware corporation, STONEHENGE FINANCIAL CORP., a New York corporation (individually and collectively, the "Grantor"), in favor of THE CIT GROUP/COMMERCIAL SERVICES, INC., as agent (in such capacity, the "Agent").

                              W I T N E S S E T H :

      WHEREAS, Andover Togs, Inc. (the "Borrower") and each Grantor filed a voluntary petition for relief under chapter 11, title 11, of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Court").

      WHEREAS, the Grantors have heretofore executed and delivered to Lender that certain Subsidiary Security Agreement ("Original Security Agreement") (each such Grantor is hereafter referred to as an "Original Grantor"), under which each such Original Grantor has granted, to CIT, liens on and security interests in the properties, rights, interests, and privileges therein described, for the benefit and security of the Obligations (as such term is defined in the Original Security Agreement) to CIT.

      WHEREAS, each Grantor entered into a Guaranty dated as of September 19, 1996 (the "Original Guaranty") and secured the obligations thereunder pursuant to the Original Security Agreement.

      WHEREAS, the Borrower and CIT have heretofore entered into that certain Replacement DIP Financing and Security Agreement dated as of September 19, 1996 (as amended, the "Original Financing Agreement").

      WHEREAS, pursuant to the Plan of Reorganization of Andover Togs, Inc. ("Plan of Reorganization") and under chapter 11 of the Bankruptcy Code, the Original Grantors will reorganize

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their businesses and operations, which Plan of Reorganization was confirmed by order of the Court entered on April 10, 1997.

      WHEREAS, in conjunction with the consummation of the Plan of Reorganization, the Borrower and CIT have entered into that certain Amended and Restated Financing and Security Agreement (as amended, modified or supplemented from time to time, the "Financing Agreement") dated as of the date hereof, amending and restating, in its entirety, the Original Financing Agreement and the Grantors have entered into that certain amended and Restated Guaranty (the "Guaranty") of the date hereof, amending and restating, in its entirety, the Original Guaranty.

      WHEREAS, pursuant to the Financing Agreement, CIT has agreed to renew, modify and extend the loan facilities provided in the Original Financing Agreement (the maximum amount of the loans has been lowered as specified in the Financing Agreement) subject to the conditions and provisions set out in the Financing Agreement.

      WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Financing Agreement that each Original Grantor confirm and assure by its execution and delivery of this Amended and Restated Security Agreement that the Collateral (as hereinafter defined) is and remains collateral security for the Guaranteed Obligations (as such term is defined in the Guaranty Agreement), for all other credit from time to time extended by CIT to the Borrower under the Financing Agreement and for all other Obligations (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loans and assist the Borrower in opening Letters of Credit pursuant to the Financing Agreement, the Grantor hereby agrees with the Agent as follows:

      1. Definitions. Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Financing Agreement or in Article 9 of the Uniform Commercial Code currently in effect in the State of New York (the "Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein. In the event of any


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inconsistencies in such definitions, the provisions of the Financing Agreement shall control.

      2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Agent and grants to the Agent, for the benefit of itself and the Lender, a continuing general lien upon and first priority, perfected security interest in, all of the following, wherever located and whether presently in existence or hereafter acquired or created, however acquired or created and which is owned by the Grantor or in which the Grantor has any interest, wherever held by the Grantor or others for its account (collectively, the "Collateral").

      (a) all of the Grantor's right, title and interest in and to all equipment, vehicles, furniture, fixtures and machinery wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

      (b) all of the Grantor's right, title and interest in and to all inventory of any kind wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of inventory, merchandise, goods, tangible personal property and other assets that are held by the Grantor for sale, lease or other disposition in the ordinary course of the Grantor's business or to be furnished under a contract for services, whether such inventory, merchandise, goods, tangible personal property and other assets are raw, in process and finished, and materials used or consumed in the business of the Grantor, and goods returned to or repossessed by the Grantor and goods in which the Grantor has an interest in mass or in joint or other interest or right of any kind including consigned goods and goods being possessed), and all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

      (c) all of the Grantor's right, title and interest in and to, whether now or hereafter existing, (i) all present and future accounts, contract rights, chattel paper, documents and


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instruments (as such terms are defined in the Code); (ii) all moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise; (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and liens, in, to and in respect of any credit, insurance
(the right of the Agent to insurance proceeds is subject to the terms of the Financing Agreement), accounts (including, without limitation, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party), guaranties or other contracts of suretyship with respect to accounts, and deposits or other security for the obligation of any account debtor; (iv) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for the Grantor; (v) all rights now or hereafter existing in and to all security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any accounts, contract rights, chattel paper, instruments, documents, or other rights or obligations; and (vi) all of the Grantor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any accounts, and all returned, reclaimed or repossessed goods (any and all such accounts, contract rights, chattel paper, instruments, documents, and rights and obligations being hereinafter referred to as the "Accounts" and any and all such security agreements, leases and other contracts being hereinafter referred to as the "Related Contracts");

      (d) (i) all of the Grantor's right, title and interest in and to all general intangibles; (ii) all rights, interest, choses in action, causes of action, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Accounts); (iii) all trademarks, trademark applications, trademark licenses, patents, patent applications, patent licenses, trade secrets, licenses, copyrights, goodwill, inventions, designs, registrations,


                                      4


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permits, franchises and licenses; (iv) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence, and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnership and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; (x) all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any depositary or other accounts maintained by the Grantor at the Agent or any other Lender and all funds on deposit thereon; (xi) all credits with and other claims against third parties (including carriers and shippers) (other than Accounts);
(xii) all rights to indemnification; (xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all proceeds of insurance (except Excess Key Man Life Insurance Proceeds (as defined in the Financing Agreement)), including credit insurance, of which such Grantor is the beneficiary; (xv) all letters of credit guaranties, liens, security interests and other security held by or granted to such Grantor; and (xvi) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever and whenever arising and whether now owned or hereafter acquired (hereinafter collectively referred to as "General Intangibles");

      (e) the books and records of the Grantor relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

      (f) all cash and non-cash proceeds of any and all of the foregoing Collateral and, to the extent not otherwise


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included, all payments under insurance (whether or not the Agent is the loss payee thereof) (except Excess Key Man Life Insurance Proceeds (as defined in the Financing Agreement)), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

      3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the Obligations (as defined in the Financing Agreement) and the due performance and observance by the Borrower, the Grantor or any other Guarantor of all of their other obligations from time to time existing in respect of the Financing Agreement and all other Loan Documents, whether now existing or hereafter incurred (the "Obligations"). The Grantors hereby confirm and assure that the terms of the Original Security Agreement are hereby superseded and restated in their entirety by this Agreement without thereby cancelling, releasing or discharging the security interests created thereby.

      4. Representations and Warranties. The Grantor represents and warrants as follows:

      (a) The Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement.

      (b) The execution, delivery and performance by the Grantor of this Agreement (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, any other applicable law or any contractual restriction binding on or affecting the Grantor or any of its properties, and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than as set forth in this Agreement.


                                        6

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

      (c) This Agreement is a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms.

      (d) All Equipment and Inventory now existing is, and all Equipment and Inventory hereafter existing will be, unless consented to in writing by the Agent, located at the address(es) specified therefor in Schedule I hereto. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its records concerning Accounts and General Intangibles and all originals of all chattel paper which constitutes Accounts are located at the address specified therefor in such Schedule I. None of the Accounts or General Intangibles is evidenced by a promissory note or other instrument. Set forth as
Schedule II hereto is a complete and correct list of each trade name used by the Grantor.

      (e) The Grantor has delivered to the Agent complete and correct copies of each Related Contract, including all schedules and exhibits thereto. Each Related Contract sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor in respect thereof. Each Related Contract now existing is, and each other prospective Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No material default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

      (f) The Grantor is and will be at all times the owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for (i) the security interest created by this Agreement, and (ii) the security interests and other encumbrances described in Schedule III hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office, except (i) such as may have been filed in favor of the Agent relating to this Agreement, and (ii) such as may have been filed to perfect or protect any security interest or encumbrance described in Schedule III hereto.


                                       7

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      (g) The exercise by the Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restrictions binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Grantor's properties other than as set forth in this Agreement.

      (h) Except with respect to any authorization or approval required under the laws of another country as to Tortoni, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for (i) the due execution, delivery and performance by the Grantor of this Agreement, (ii) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or (iii) the exercise by the Agent of any of its rights and remedies hereunder, except for the filing of the financing statements required to be filed to perfect the security interest created by this Agreement, all of which financing statements have been duly filed and are in full force and effect.

      (i) There is no pending or, to the best of Grantor's knowledge, threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights and remedies hereunder.

      (j) This Agreement creates a valid security interest in favor of the Agent in the Collateral, as security for the Obligations. The Agent's having possession of all Collateral that are instruments and cash and the filing of the financing statements required to perfect the security interest created by this Agreement result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other encumbrances described in
Schedule III hereto. Such filings and all other action necessary or desirable to perfect and protect such security interests have been duly taken, except for the Agent's


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having possession of Collateral constituting instruments or cash after the date hereof.

      5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Agent shall otherwise consent in writing:

      (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order (i) to perfect and protect the security interest created hereby; (ii) after the occurrence and during the continuance of an Event of Default, to enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation,
(A) marking conspicuously each chattel paper included in the Accounts and General Intangibles and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such chattel paper or Collateral is subject to the security interest created hereby, (B) if any Account or General Intangible shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

      (b) Location of Equipment and Inventory. The Grantor will keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the location(s) specified therefor in Schedule I hereto, or, upon not less than 30 Business Days' prior written notice to the Agent accompanied by a new Schedule I hereto indicating each new location of the Equipment and Inventory, at such other locations as the Grantor may elect,


                                        9

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provided that the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

      (c) Condition of Equipment. The Grantor will cause Equipment necessary for the operation of its business to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable or that the Agent may reasonably request to such end. The Grantor will promptly furnish to the Agent a statement regarding any loss or damage in excess of $100,000 to any Equipment.

      (d) Taxes. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against any Collateral, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

      (e) Insurance.

            (i) The Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability insurance and all risk insurance insuring against loss by fire, explosion, theft and such other casualties as may be satisfactory to the Agent) with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as is currently in effect. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantor as their respective interests may appear, and each policy for property damage shall provide for all losses to be paid directly to the Agent upon the occurrence and during the continuance of an Event of Default. In addition, each such policy for property


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      damage insurance shall provide for all losses to be paid directly to the
      Agent and shall (A) include the Agent as an insured party thereunder (without any representation or warranty by or obligation upon the Agent) as its interest may appear, (B) contain the agreement by the insurer that any loss pursuant to clause (iii) of this Section 5(e) shall be payable to the Agent on its own account, notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of all liability and property damage insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. The Grantor will also, after the occurrence and during the continuance of an Event of Default, at the request of the Agent, duly exercise and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

            (ii) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which clause
      (iii) of this Section 5(e) is not applicable, the Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment and Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 5(e) shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

            (iii) Upon the occurrence and during the continuance of an Event of Default, or the actual or constructive total loss (in excess of $100,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment and


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      Inventory and all other Collateral shall be paid to the Agent and applied as specified in Section 7(b) hereof.

      (f) Provisions Concerning the Accounts, General Intangibles and the Related Contracts.

            (i) The Grantor will (A) give the Agent at least 30 days' prior written notice of any change in the Grantor's name, identity or corporate structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitutes Accounts or General Intangibles at the locations specified therefor in Schedule I hereof, and (C) keep adequate records concerning the Accounts and General Intangibles and such chattel paper and permit representatives of the Agent to inspect and make abstracts from such records and chattel paper at any time during normal business hours.

            (ii) The Grantor will duly perform and observe all of its obligations under each Related Contract and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts and General Intangibles. In connection with such collections, the Grantor may (and, at the Agent's direction, will) take such action as the Grantor or the Agent may deem necessary or advisable to enforce collection or performance of the Accounts and General Intangibles; provided, however, the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Account or General Intangible of the assignment of such Account or General Intangible to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Accounts or General Intangibles and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. In addition, upon the occurrence and during


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      the continuance of an Event of Default, the Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to the Grantor at such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. After an Event of Default, (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Accounts and General Intangibles shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement) to be held as cash collateral and either
      (1) released to the Grantor so long as no Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default under the Financing Agreement shall be continuing or (2) if any Event of Default shall be continuing, applied as specified in Section 7(b) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Account or General Intangible or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

            (iii) Upon the occurrence and during the continuance of any material breach or default under the Related Contracts by any party thereto other than the Grantor, the Grantor will (A) promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) not, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof, and (C) upon written instructions from the Agent and at the Grantor's expense, take such action as the Agent may reasonably deem necessary or advisable in respect thereof.

            (iv) The Grantor will, at its expense, promptly deliver to the Agent a copy of each notice or other communication received by it by which any other party to the Related Contracts purports to exercise any of


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      its rights or affect any of its obligations thereunder, together with a copy of any reply by the Grantor thereto.

            (v) The Grantor will not, without the prior written consent of the Agent which shall not be unreasonably withheld, cancel, terminate, amend, modify or waive any provision of any Related Contract.

      (g) Transfers and Other Liens. The Grantor will not (i) sell, transfer or assign (by operation of law or otherwise), lease, exchange or otherwise dispose of any of the Collateral (except for (A) sales or disposals of Inventory in the ordinary course of business and (B) sales and dispositions of obsolete equipment in the ordinary course of business so long as the amount thereof sold in any fiscal year by the Grantor shall not have a fair market value in excess of $100,000), or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except for (A) the security interest created hereby, (B) the security interests and other encumbrances described in Schedule III hereto, and (C) the security interests and other encumbrances permitted under the Financing Agreement.

      6. Additional Provisions Concerning the Collateral.

      (a) So long as any Obligations remain outstanding and so long as the Financing Agreement has not been terminated, the Grantor hereby authorizes the Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

      (b) The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5(f) hereof), including, without limitation: (A) to receive, take, endorse, sign, assign and deliver, all in the name of the Agent or the Grantor, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral


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(but in all instances before an Event of Default in the name of the Grantor and not the Agent); (B) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 5(e) hereof, and to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith; and (C) in addition to the foregoing and without limitation, upon the occurrence of an Event of Default, (i) to receive, indorse and collect any notes, drafts or other instruments, documents and chattel paper relating to the Collateral; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral; (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (B),
(C)(i) or (C)(ii) of this subsection (b); and (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent with respect to any Collateral, including, without limitation, the sole right, in the name of the Agent for the benefit of the Lender or the Grantor, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

      (c) If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof.

      (d) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      (e) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its obligations under the Related Contracts, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      7. Remedies Upon Default. If any Event of Default under the Financing Agreement shall have occurred and be continuing:

      (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and may also (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Agent and the Lender arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

      (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in the order determined by the Agent in its discretion. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to such Person as may be lawfully entitled to receive such surplus.

      (c) In event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Financing Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees and expenses of any attorneys employed by the Agent to collect such deficiency.

      8. Indemnity and Expenses.

      (a) The Grantor agrees to indemnify the Agent and the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's or the Lender's gross negligence or willful misconduct.

      (b) The Grantor will, upon demand, pay to the Agent the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation, administration, amendment, waiver or other modification or termination of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Agent hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

      9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantor, to each of:

            Springdale Fashions, Inc.
            c/o Andover Togs, Inc.
            1333 Broadway
            New York, New York 10018
            Telecopy Number:  (212) 244-0205
            Attn:  William Cohen, Chairman

            Tortoni Manufacturing Corp.
            c/o Andover Togs, Inc.
            1333 Broadway
            New York, New York 10018
            Telecopy Number:  (212) 244-0205
            Attn:  William Cohen, Chairman

    and

            Stonehenge Financial Corp.
            c/o Andover Togs, Inc.
            1333 Broadway
            New York, New York 10018
            Telecopy Number:  (212) 244-0205
            Attn:  William Cohen, Chairman;

            with a copy to

                  Norman N. Kinel, Esq.
                  Whitman Breed Abbott & Morgan
                  200 Park Avenue
                  New York, New York 10166
if to the Agent, to it at its address specified in the Financing Agreement; or as to such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when received or three Business Days after mailing, whichever occurs first, (ii) if telecopied, when received, or (iii) if delivered, upon delivery.

      10. Security Interest Absolute. All rights of the Agent, all security interests and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Financing Agreement or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other agreement or instrument relating thereto; (iii) any increase in, addition to, exchange or release of, or non-perfection of any lien on or security interest in, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or (iv) the absence of any action on the part of the Agent to obtain payment or performance of the Obligations from the Grantor or any other party.

      11. Miscellaneous.

      (a) Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (b) Waivers; Cumulative Rights; Etc. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the Financing

Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under this Agreement and the Financing Agreement are not conditional or contingent on any attempt by the Agent to exercise any of its rights against any other person.

      (c) Captions; Separability. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      (d) Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligations after the Revolving Loans have been reduced to zero and all Letters of Credit have been canceled, (ii) be binding on the Grantor and its successors and assigns and shall inure, together with all rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns.

      (e) GOVERNING LAW. THIS AGREEMENT AND THE SECURED OBLIGATIONS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      (f) WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC. (1) In any litigation in any court with respect to, in connection with, or arising out of this Agreement, the Collateral, or any other Loan Document or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between the Grantor on the one hand and the Agent and the Lender on the other hand, the Grantor, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GRANTOR AGREES THAT THIS SECTION 11(f) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGES THAT THE LENDER WOULD NOT EXTEND TO THE GRANTOR ANY FINANCIAL ACCOMMODATIONS UNDER THE FINANCING AGREEMENT IF THIS SECTION 11(f) WERE NOT PART OF THIS AGREEMENT.

      (2) The Grantor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal Court located in the City of New York in connection with any action or proceeding arising out of or relating to this Agreement, the Collateral, or any other Loan Document or any document or instrument delivered pursuant to this Agreement. In any such litigation, the Grantor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Grantor at its address for notice determined in accordance with
Section 9 hereof. The Grantor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

      (g) Admissibility of Security Agreement. The Grantor agrees that any copy of this Agreement signed by the Grantor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

      (h) Binding Nature. This Agreement shall be binding upon and inure to the benefit of the successors, assigns or other legal representatives of the Grantor, and shall, together with the rights and remedies of the Agent and the Lender hereunder, be binding upon and inure to the benefit of the Agent and the Lender, each of its successors, assigns or other legal representatives.

      (i) Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

      (j) Schedules. The Agent is authorized to annex hereto any schedules referred to herein.

      (k) Acknowledgment of Receipt. The Grantor acknowledges receipt of a copy of this Agreement.

      (l) Controlling Agreement. The parties hereto further specifically agree that the Financing Agreement shall be deemed controlling in the event of any conflict with this Agreement with respect to the Collateral.

      IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                    SPRINGDALE FASHIONS, INC.


                                    By: /s/ William L. Cohen
                                        ------------------------------
                                        Name: William L. Cohen
                                        Title: President

                                    TORTONI MANUFACTURING CORP.


                                    By: /s/ William L. Cohen
                                        ------------------------------
                                        Name: William L. Cohen
                                        Title: President

                                    STONEHENGE FINANCIAL CORP.


                                    By: /s/ William L. Cohen
                                        ------------------------------
                                        Name: William L. Cohen
                                        Title: President

                                   SCHEDULE I
                                       TO
                          SUBSIDIARY SECURITY AGREEMENT

1.    Location(s) of Equipment and Inventory:

            (1) SPRINGDALE FASHIONS, INC.:
                605 East Railroad Street
                Clinton, North Carolina  28328

            (2) TORTONI MANUFACTURING CORP.:
                Zona Franca II
                La Romana, Dominican Republic

            (3) STONEHENGE FINANCIAL CORP.:
                c/o Andover Togs, Inc.
                1333 Broadway
                New York, New York  10018

2. Grantor's chief place of business, chief executive office and place where the Grantor keeps its records concerning Accounts and General Intangibles:

      (1)   SPRINGDALE FASHIONS, INC.:

            (a)   Location Where Records Kept:
                  c/o Andover Togs, Inc.
                  1333 Broadway
                  New York, New York 10018

            (b)   Chief Place of Business:
                  605 East Railroad Street
                  Clinton, N.C. 28328

            (c)   Chief Executive Office:
                  Main Street
                  Pisgah, Alabama 35765

      (2)   TORTONI MANUFACTURING CORP.:
            Zona Franca II
            La Romana, Dominican Republic

      (3)   STONEHENGE FINANCIAL CORP.:
            c/o Andover Togs, Inc.
            1333 Broadway
            New York, New York 10018

                                   SCHEDULE II
                                       TO
                          SUBSIDIARY SECURITY AGREEMENT

                                Trade Names, Etc.


Name                    Corporation
----                    -----------

None                    Stonehenge Financial Corp.

None                    Springdale Fashions, Inc.

None                    Tortoni Manufacturing Corp.

                                  SCHEDULE III
                                       TO
                          SUBSIDIARY SECURITY AGREEMENT

                             Permitted Encumbrances

                                      None